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                                                                    Exhibit 10.4

                             SHAREHOLDERS AGREEMENT

                                       OF

                         COLORADO BUSINESS LEASING INC.

     THIS AGREEMENT (the "Agreement") is made and entered into the 29th day of March, 1996 (the "Effective Date") by and among The Women's Bank, N.A. (the "Bank"); Richard M. Hall, Jr., James F. Enssle and Andrea J. Johnson (individually an "Employee Shareholder" and collectively the "Employee Shareholders") (sometimes herein, the Bank and the Employee Shareholders are collectively referred to as the "Shareholders"); and Colorado Business Leasing Inc., a Colorado corporation (the "Company"), with respect to all shares of the Company's capital stock now or hereafter outstanding, for the purpose of protecting the Company and the Shareholders in the event of a transfer of the shares of any Shareholder or his successor in interest as provided for in this Agreement. The Shareholders together own all of the outstanding shares of the Company's stock (collectively and in any amount, the "Shares") as of the Effective Date.

     IT IS HEREBY AGREED:

                                   ARTICLE I

                               SHARE CERTIFICATES

     Upon execution of this Agreement, each Shareholder shall have placed on the certificates representing his Shares the legend set forth in Article IX of this Agreement. None of the Shares shall be transferred, encumbered or in any way alienated except under the terms of this Agreement. Each Shareholder shall have the right to vote his Shares and receive the dividends paid on them until the Shares are sold or transferred as provided in this Agreement.

                                   ARTICLE II

                             TRANSFER RESTRICTIONS

     SECTION 2.1. EMPLOYEE SHAREHOLDERS. (A) OFFER FROM THIRD PARTY. No Employee Shareholder shall transfer, encumber or in any way dispose of any of his Shares or any right or interest in them, except to another Employee Shareholder or the Bank as set forth herein, without obtaining the prior written consent of the Bank and the other Employee Shareholders.

     (B) TERMINATION OF EMPLOYMENT OF EMPLOYEE SHAREHOLDER. In the event that an Employee Shareholder's employment with the Company terminates for any reason or no reason, including death, the Company shall provide written notice, in accordance with Section 12.5 of this Agreement, to the other Employee Shareholders, who shall have the option to purchase the
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Shares of the terminating Employee Shareholder at the price determined in accordance with Article VI of this Agreement. Within 15 days after giving the notice, any non-terminating Employee Shareholder desiring to acquire any part or all of the Shares shall deliver to the Secretary of the Company a written election to purchase the Shares or a specified number of them. If the total number of Shares specified in the elections exceeds the number of available Shares, each Employee Shareholder shall have priority, up to the number of Shares specified in his notice of election to purchase such proportion of the available Shares as the number of the Company's Shares that he holds bears to the total number of the Company's Shares held by all Employee Shareholders electing to purchase. The Shares not purchased on such a priority basis shall be allocated in one or more successive allocations to those Employee Shareholders electing to purchase more than the number of Shares to which they have a priority right, up to the number of Shares specified in their respective notices, in the proportion that the number of Shares held by each of them bears to the number of Shares held by all of them.

     If the option is not exercised by the other Employee Shareholders as to all of the Shares of the terminating Employee Shareholder, notice shall be given immediately by the Company in accordance with Section 12.5 of this Agreement to the Bank, who shall have the option to purchase any Shares not purchased by the other Employee Shareholders at the price determined in accordance with Article VI of this Agreement. Within 15 days after giving the notice, if the Bank desires to acquire any part or all of the remaining Shares, it shall deliver to the Secretary of the Company a written election to purchase the remaining Shares or a specified number of them.

     Within the earlier to occur of (i) the twentieth day after the mailing of the notice to the Bank, or (ii) the twentieth day after the Employee Shareholders agree to acquire all of the Shares, the Secretary of the Company shall notify each Employee Shareholder and/or the Bank of the number of Shares as to which his or its election was effective and the Employee Shareholder and the Bank shall meet the terms and conditions of the purchase within 10 days thereafter.

     If the Bank and the non-terminating Employee Shareholders do not purchase all of the Shares of the terminating Employee Shareholder, the remaining Shares not purchased by them may be held by the terminating Employee Shareholder pursuant to the terms of this Agreement.

     SECTION 2.2. BANK. Except as provided elsewhere in this Agreement, the Bank shall not transfer, encumber or in any way dispose of any of its Shares or any right or interest in them without obtaining the prior written consent of all Employee Shareholders, unless the Bank shall first have given written notice to the Company, in accordance with Section 12.5 of this Agreement, of its intention to do so and complied with the remaining provisions of this Agreement. The notice shall be accompanied by an executed counterpart of any document of transfer, which must name the proposed purchaser and specify the number of Shares to be transferred, the price per Share, and the terms of payment. Promptly on receipt of the notice, the Secretary of the Company shall forward a copy of the notice and the executed counterpart to each Employee Shareholder, who shall have the option to purchase such Shares at the price and on the same terms and conditions specified in the notice and any accompanying transfer documents. Within 15 days after giving the notice, any Employee Shareholder desiring to acquire any part or all of the Shares offered shall deliver to the Secretary of the Company a written election to
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purchase the Shares or a specified number of them. If the total number of Shares specified in the elections exceeds the number of available Shares, each Employee Shareholder shall have priority, up to the number of Shares specified in his notice of election to purchase such proportion of the available Shares as the number of the Company's Shares that he holds bears to the total number of the Company's Shares held by all Employee Shareholders electing to purchase. The Shares not purchased on such a priority basis shall be allocated in one or more successive allocations to those Employee Shareholders electing to purchase more than the number of Shares to which they have a priority right, up to the number of Shares specified in their respective notices, in the proportion that the number of Shares held by each of them bears to the number of Shares held by all of them.

     Within 20 days after the mailing of the notice to the Employee Shareholders, the Secretary of the Company shall notify each Employee Shareholder of the number of Shares as to which his election was effective and the Employee Shareholder shall meet the terms and conditions of the purchase within 10 days thereafter.

     Notwithstanding the above, if the Employee Shareholders do not elect to purchase all the Shares set forth in the notice, they shall have no right to purchase any of the Shares set forth in the notice, and all the Shares set forth in the notice may be transferred to the purchaser named in the notice at any time within 50 days from the date of the original notice to the Company from the Bank and on the same terms specified in the notice. The purchaser shall hold the Shares pursuant to all the provisions of this Agreement. No transfer of the Shares shall be made after the end of the 50-day period, nor shall any change in the terms of transfer be permitted without a new notice of intention to transfer and compliance with the requirements of this Section 2.2.

     SECTION 2.3. SALE OF CONTROLLING BLOCK. Notwithstanding the remaining provisions of this Agreement, in the event that the Bank or any other Shareholders collectively owning at least 50 percent of the Shares (the "Controlling Group") desires to sell 50 percent or more of the Shares (the "Controlling Block") in one or a series of sales, such sales shall be made in compliance with this Section 2.3 and the remaining applicable provisions of this Agreement. In the event that the Controlling Group desires to sell, transfer, encumber or in any other way dispose of at least 50 percent of the total number of Shares, it shall provide written notice to the Company with an executed counterpart of any document of transfer, which must name the proposed purchaser and specify the number of Shares to be transferred, the price per Share, and the terms of payment. Promptly upon receipt of the notice, the Secretary of the Company shall promptly forward a copy of the notice and the executed counterpart to each other Shareholder, who shall have the option to purchase all, but not less than all, of the offered Shares at the price specified in the notice and any accompanying transfer documents and on the same other terms stated in the notice and accompanying transfer documents. Within 15 days after giving the notice, if any Employee Shareholder desires to acquire any part or all of the Shares, he shall deliver to the Secretary of the Company a written election to purchase the Shares or a specified number of them. If the total number of Shares specified in the elections exceeds the number of offered Shares, each non-selling Shareholder shall have priority, up to the number of Shares specified in his notice of election to purchase such proportion of the offered Shares as the number of the Company's Shares that he holds bears to the total number of the Company's Shares held by all
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non-selling Shareholders electing to purchase. The Shares not purchased on such a priority basis shall be allocated in one or more successive allocations to those non-selling Shareholders electing to purchase more than the number of Shares to which they have a priority right, up to the number of Shares specified in their respective notices, in the proportion that the number of Shares held by each of them bears to the number of Shares held by all of them.

     Within the twentieth day after the non-selling Shareholders agree to acquire all of the offered Shares, the Secretary of the Company shall notify each non-selling Shareholder of the number of Shares as to which his election was effective and each non-selling Shareholder shall meet the terms and conditions of the purchase within 10 days thereafter.

     If the non-selling Shareholders do not purchase all the Shares set forth in the notice of intention to transfer, they may not purchase any of such Shares, and each non-selling Shareholder shall be required to join in such sale of the Controlling Block so that all of the Shares will be transferred to the purchaser(s). Each Shareholder shall receive a share of the net purchase price relating to the sale of all of the Shares based upon the proportion of the number of Shares held by such Shareholder in relation to the total of Shares held by all of the Shareholders. For example, in the event that the Bank elects to sell all of the Shares to a third party in exchange for proceeds of $1,000,000 net of the costs relating to the sale, then an Employee Shareholder who owns five percent of the Shares shall be required to sell and transfer all of his Shares to the purchaser and such Employee Shareholder shall receive $50,000 for such sale.

     SECTION 2.4. PROVISIONS OF SECTION 2.3 SHALL PREVAIL. In the event that any of the provisions of Sections 2.1 or 2.2 conflict with any of the provisions of Section 2.3, the provisions of Section 2.3 shall prevail.

     SECTION 2.5. LIMITATION ON OWNERSHIP AND ISSUANCE OF STOCK. At all times during the term of this Agreement, the Bank shall always own at least 80 percent of the Shares, unless the Bank consents otherwise in writing. As a result, all parties acknowledge and agree that this ownership limitation creates additional transfer restrictions on the Shares and may prevent the Company from issuing additional Shares of common stock.

     SECTION 2.6. TRANSFER OF SHARES TO EMPLOYEE SHAREHOLDERS. Notwithstanding the remaining provisions of this Agreement, all Employee Shareholders may transfer, pledge and encumber any or all of their Shares to any other Employee Shareholder during the term of this Agreement, and such Shares shall remain subject to the terms of this Agreement.

                                  ARTICLE III

                                  SALE OF BANK

     In the event that the Bank sells all or substantially all of its assets or is acquired in another manner including but not limited to consolidation, merger or share exchange, then the acquiror of the Bank must purchase all of the Shares from all of the Employee Shareholders at a price determined in accordance with
Article VI of this Agreement.
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                                   ARTICLE IV

                           OBLIGATIONS OF TRANSFEREES

     Each transferee and all subsequent transferees of Shares or any interest in such Shares shall, unless this Agreement expressly provides otherwise, hold such Shares or interest in the Shares subject to all of the provisions of this Agreement and shall make no further transfers except as provided in this Agreement. Each transferee shall execute a counterpart to this Agreement as a condition precedent to the transfer of Shares to the transferee and to the transferee becoming a Shareholder. Each transferee and subsequent transferee shall be deemed to be a party to this Agreement even if he does not execute a counterpart to this Agreement.

                                   ARTICLE V

                   PURCHASE ON DEATH OF EMPLOYEE SHAREHOLDER

     Each Shareholder shall instruct his executor to provide prompt written notice to the Company in the event of the Shareholder's death.

     In the event of the death of a Shareholder, Section 2.1 (b) shall control.

                                   ARTICLE VI

                              FAIR VALUE OF SHARES

     The purchase price to be paid for Shares pursuant to this Article VI shall be the fair value of such Shares as mutually agreed upon by the Shareholders. In the event the Shareholders do not agree on the fair value of the Shares, the holder(s) of a majority of the outstanding Shares shall determine, in good faith, the fair value of such Shares. Fair value of the Shares shall be determined at least as often as once per year.

                                  ARTICLE VII

                         PAYMENT AND TRANSFER OF SHARES

     On the occurrence of any event that leads to the purchase of Shares under this Agreement, the consideration to be paid for the Shares shall be paid to the transferring Shareholder or his estate, as the case may be. The decedent's personal representative shall apply for and obtain all necessary court approvals and confirmations of the sale of the decedent's Shares under this Agreement. In all events, consideration for the Shares shall be delivered as soon as practicable to the person entitled to it and the parties shall cause the certificates representing the purchased Shares to be properly endorsed and shall issue new certificates in the names of the purchaser or purchasers.
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                                  ARTICLE VIII

                          ADMINISTRATIVE REQUIREMENTS

     The Company agrees to apply for and use its best efforts to obtain all governmental and administrative approvals required in connection with the purchase and sale of Shares under this Agreement. The Shareholders agree to cooperate in obtaining the approvals and to execute any and all documents that may be required to be executed by them in connection with the approvals. Any required governmental approvals shall be considered a condition precedent to the acquisition of any Shares pursuant to this Agreement. The party or parties required to obtain such approvals shall have a reasonable period of time to obtain such approvals, and to the extent necessary, any time periods set forth in the Agreement shall automatically be extended to permit either the Company or any Shareholder to obtain any necessary approval(s).

                                   ARTICLE IX

                         LEGENDS ON SHARE CERTIFICATES

     Each Share certificate, when issued, shall have conspicuously endorsed on its face the following words: "Sale, transfer, or hypothecation of the Shares represented by this certificate is restricted by the provisions of a Shareholders Agreement, dated ___________________, 1996, a copy of which may be inspected at the principal office of the Company and all the provisions of which are incorporated by reference in this certificate." A copy of this Agreement shall be delivered to the Secretary of the Company.

                                   ARTICLE X

                            TERMINATION OF AGREEMENT

     This Agreement shall terminate on the occurrence of the first of the following events:

          i)   The written agreement of all parties;

          ii) The dissolution, bankruptcy or insolvency of the Bank or the Company;

          iii) Fifty years after the Effective Date; or

          iv) At such time as only one Shareholder of the Company remains, the Shares of all other Shareholders having been transferred or redeemed.
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                                   ARTICLE XI

                               SHAREHOLDER WILLS

     Each Shareholder agrees to include in his Will a direction and authorization to his executor to comply with the provisions of this Agreement and to will his Shares in accordance with this Agreement; however, the failure of any Shareholder to do so shall not affect the validity or enforceability of this Agreement.

                                  ARTICLE XII

                             MISCELLANEOUS MATTERS

     SECTION 12.1. AGREEMENT TO PERFORM NECESSARY ACTS. Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

     SECTION 12.2. AMENDMENTS. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only by the written consent of all parties to this Agreement.

     SECTION 12.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors and permitted assigns.

     SECTION 12.4. VALIDITY OF AGREEMENT. It is intended that each section and article of this Agreement shall be viewed as separate and divisible and in the event that any section or article shall be held to be invalid, the remaining sections and articles shall continue to be in full force and effect.

     SECTION 12.5. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given or within three days after mailing, if mailed to the party to whom notice is to be given, by first class mail, and properly addressed to the party at his address set forth on the signature page of this Agreement or any other address that any party may designate by written notice to the others.

     SECTION 12.6. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado.

     SECTION 12.7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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     SECTION 12.8. DEFINITIONS.  Whenever used in this Agreement, the singular shall include the plural and vice versa, and the use of any gender shall include all genders and the neuter.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

                                 COMPANY:
                                 COLORADO BUSINESS LEASING, INC.
999 Eighteenth Street
Suite 2500
Denver, Colorado 80202
(address of principal            By:    /s/ Richard M. Hall, Jr.
office of corporation)               -------------------------------------------
                                           Richard M. Hall, Jr., President

                                 BANK:
                                 THE WOMEN'S BANK, N.A.
821 Seventeenth Street
P.O. Box 8779
Denver, Colorado 80201
(address of principal            By:    /s/ Jonathan C. Lorenz
office of corporation)               -------------------------------------------
                                           Jonathan C. Lorenz, Director

                                 EMPLOYEE SHAREHOLDERS:

16273 West 66th Circle
Golden, CO 80403                        /s/ Richard M. Hall, Jr.
     (address)                       -------------------------------------------
                                           Richard M. Hall, Jr.

6098 West Iowa Place
Lakewood, CO 80232                      /s/ James F. Enssle
     (address)                       -------------------------------------------
                                           James F. Enssle

7821 South Lafayette Way
Littleton, CO 80122                     /s/ Andrea J. Johnson
     (address)                       -------------------------------------------
                                           Andrea J. Johnson